     As filed with the Securities and Exchange Commission on April 18, 2002

                                                                REGISTRATION NO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-1

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          -----------------------------

                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                         7363                 65-0865171
(State or other jurisdiction of (Primary Standard Industrial (I.R.S. Employer incorporation or organization) Classification Code Number) Identification No.)

                           901 YAMATO ROAD, SUITE 110
                              BOCA RATON, FL 33431
                                 (561) 226-9000
                   (Address, including zip code, and telephone
                  number, including area code, of registrant's
                          principal executive offices)

                                ROBERT J. ADAMSON
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
                           901 YAMATO ROAD, SUITE 110
                              BOCA RATON, FL 33431
                                 (561) 226-9000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                          -----------------------------

                                   COPIES TO:

 Steven J. Gartner, Esq.                          Alejandro E. Camacho, Esq.
Willkie Farr & Gallagher                      Clifford Chance Rogers & Wells LLP
   787 Seventh Avenue                                  200 Park Avenue
New York, New York 10019                        New York, New York 10166-0153
     (212) 728-8000                                     (212) 878-8000

                          -----------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

                          -----------------------------

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box: /_/

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ REGISTRATION NO. 333-82438

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /_/

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /_/

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. /_/

                          -----------------------------

                         CALCULATION OF REGISTRATION FEE

================================================================================
TITLE OF SECURITIES TO BE         PROPOSED MAXIMUM AGGREGATE       AMOUNT OF
       REGISTERED                     OFFERING PRICE (1)        REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Common Stock, par value $0.01....      $17,968,750                  $1,654
================================================================================
 (1) Estimated solely for purposes of determining the registration fee in accordance with Rule 457(o) under the Securities Act of 1933.

                          -----------------------------

                                EXPLANATORY NOTE

       This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (File No. 333-82438) filed by Medical Staffing Network Holdings, Inc. with the Securities and Exchange Commission (the "Commission") on February 8, 2002, as amended, which was declared effective by the Commission on April 17, 2002, are incorporated by reference herein.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boca Raton, Florida on this 18th day of April, 2002.

                             MEDICAL STAFFING NETWORK HOLDINGS, INC.


                             By:  /s/ Robert J. Adamson
                                ------------------------------------------------
                                Robert J. Adamson
                                President, Chief Executive Officer And Director

       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                TITLE                                                     DATE
---------                                -----                                                     ----

/s/ Robert J. Adamson                    President, Chief Executive Officer and                    April 18, 2002
----------------------------------------     Director (Principal Executive Officer)
Robert J. Adamson

*                                        Chief Financial Officer (Principal Financial              April 18, 2002
----------------------------------------     Officer and Principal Accounting Officer)
Kevin S. Little


*                                        Director                                                  April 18, 2002
----------------------------------------
Joel Ackerman


*                                        Director                                                  April 18, 2002
----------------------------------------
David J. Wenstrup


*                                        Director                                                  April 18, 2002
----------------------------------------
 Scott F. Hilinski


*By: /s/ Robert J. Adamson
    ------------------------------------
    Robert J. Adamson
    ATTORNEY-IN-FACT

                                  Exhibit Index

EXHIBIT NO.               DESCRIPTION
-----------               -----------

 5.1                      Opinion of Willkie Farr & Gallagher.

23.1                      Consent of Ernst & Young.

23.2 Consent of Willkie Farr & Gallagher (included in the opinion referred to in 5.1 above).

24.1*                     Power of Attorney

-----------

*Incorporated by reference from the Registration Statement on Form S-1, as amended (File No. 333-82438).


























                                      II-2